UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2015

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Amended and Restated Share Subscription Agreement

On December 7, 2015, QLT Inc. (“QLT” or the “Company”) entered into an Amended and Restated Share Subscription Agreement (the “Amended and Restated Subscription Agreement”) by and among the Company, Tribute Pharmaceuticals Canada Inc., a corporation existing under the laws of the Province of Ontario, Canada (“Tribute “), POZEN Inc., a Delaware corporation (“POZEN “), Aralez Pharmaceuticals plc, a public limited company formed under the laws of Ireland (formerly known as Aguono Limited, a private limited company formed under the laws of Ireland, and subsequently renamed Aralez Pharmaceuticals Limited prior to its re-registration as a public limited company) (“Aralez Ireland”), Aralez Pharmaceuticals Inc., a corporation formed under the laws of the Province of British Columbia, Canada (“Aralez Canada”), Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., Deerfield Partners, L.P. (together with Deerfield Private Design Fund III, L.P. and Deerfield International Master Fund, L.P., “Deerfield “), Broadfin Healthcare Master Fund, Ltd. (“Broadfin”), and JW Partners, LP, JW Opportunities Fund, LLC and J.W. Opportunities Master Fund, Ltd. (together with JW Partners, LP and JW Opportunities Fund, LLC, the “JW Parties” and, the Company, Deerfield, Broadfin and the JW Parties being referred to herein collectively as the “Co-Investors”).  The Amended and Restated Subscription Agreement amends and restates that certain share subscription agreement entered into on June 8, 2015 (the “Subscription Agreement”) by and among QLT, Tribute, POZEN, Aralez Ireland, the Co-Investors and certain other investors party thereto.

Pursuant to the Amended and Restated Subscription Agreement, immediately prior to the consummation of the merger transactions (the “Merger Transactions”) contemplated by the merger agreement governing the business combination of Tribute and POZEN (the “Aralez Merger Agreement”), Tribute will sell to QLT and the Co-Investors US$75 million of the common shares of Tribute (the “Tribute Shares”) in a private placement at a purchase price per share equal to: (a) the lesser of (i) US$7.20, and (ii) a five percent (5%) discount off the five (5) day volume weighted average price (“VWAP”) per share of POZEN common stock, US$0.001 par value per share (the “POZEN Common Stock”) calculated over the five (5) trading days immediately preceding the date of closing of the Merger Transactions, not to be less than US$6.25; multiplied by (b) 0.1455.  In the event any of POZEN, Tribute or Aralez Canada announce a material event (other than results of any shareholder meeting) during the ten (10) day period immediately preceding closing of the Merger Transactions, then clause (ii) above shall be revised to read: “(ii) a five percent (5%) discount off the two (2) day VWAP per share of POZEN Common Stock, calculated over the two (2) trading days immediately preceding the date of closing of the Merger Transactions, not to be less than US$6.25”.  Under the terms of the original Subscription Agreement, QLT and the other Co-Investors had agreed to pay $7.20 per share.

Upon consummation of the Merger Transactions, Tribute Shares will be exchanged for common shares of Aralez Canada (the “Aralez Shares”).  The Amended and Restated Subscription Agreement provides that Aralez Canada shall prepare and cause to be filed with the SEC a registration statement to effect a registration of the Aralez Shares to be issued under the Amended and Restated Subscription Agreement on or before January 15, 2016 and for certain other registration rights for each of QLT and the other Co-Investors under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws.

The Amended and Restated Subscription Agreement amends and restates the Subscription Agreement by (i) removing Aralez Ireland as a party to the Amended and Restated Subscription Agreement and substituting Aralez Canada for Aralez Ireland, (ii) substituting Tribute Shares for ordinary shares of the Aralez Ireland, (iii) updating the list of Co-Investors that are parties to the Amended and Restated Subscription Agreement, and (iv) making certain other changes to effect the foregoing.  The Amended and Restated Subscription Agreement may be terminated under certain circumstances, including if the Aralez Merger Agreement has been terminated or if the closing of the transactions contemplated thereby has not been consummated by April 30, 2016.

It remains the intention of the Company, following the receipt of the Aralez Shares, to effect a special election distribution to each of its shareholders by way of a reduction in paid-up capital of QLT’s common shares pursuant to a plan of arrangement, payable, at the election of each such shareholder, in either Aralez Shares or cash, subject to possible pro-ration (the “Distribution”).  Any cash to be distributed pursuant to the Distribution will be funded pursuant to the terms of the Backstop Agreement, as amended.

Letter Agreement amending the Aralez Backstop Agreement

On December 7, 2015, the Company entered into a Letter Agreement (the “Backstop Amendment”) amending the Share Purchase Agreement (the “Backstop Agreement”), dated as of June 8, 2015, by and among the Company and certain of the Co-Investors, to reflect the revised terms of the Amended and Restated Subscription Agreement.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the transactions referred to in this material, QLT expects to file a proxy statement with the Securities and Exchange Commission (“SEC”).  This material is not a substitute for the proxy statement or for any other document that QLT may file with the SEC and send to QLT’s shareholders in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF QLT ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by QLT through the website maintained by the SEC at http://www.sec.gov and also on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com.  QLT stockholders may also obtain these documents, free of charge, from QLT’s website at www.qltinc.com under the heading “Investors” and then under the heading “Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

QLT and certain of its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC.  Information about the directors and executive officers of QLT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015.  This document can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. Forward looking statements include, but are not limited to, statements concerning the proposed closing of the combination of Tribute and POZEN under Aralez Canada, the proposed investment in Aralez Canada and the subsequent distribution of the Aralez Shares (or cash in lieu) to QLT shareholders, and the intention of certain Co-Investors to provide a $15 million backstop for those QLT shareholders who elect to receive cash in lieu of Aralez Shares (subject to proration) (collectively, the “Proposed Transactions”) including any statements regarding the expected timetable for completing the Proposed Transactions, the effect of the Proposed Transactions on QLT and the QLT shares, the future potential of Aralez Canada and any other statements regarding QLT’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “potential,” “continue,” “ongoing,” “upside,”

“increases,” and “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the Proposed Transactions; the risk that a condition to closing the Proposed Transactions may not be satisfied; the risk that POZEN or Aralez Canada stock price could decline; and uncertainties relating to QLT’s development plans, timing and results of the clinical development and commercialization of QLT’s products and technologies.  Additional information concerning these and other factors can be found in QLT’s filings with the SEC, including QLT’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. QLT assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Share Subscription Agreement, dated as of December 7, 2015, by and among QLT, Tribute, POZEN, Aralez Ireland, Aralez Canada, Deerfield, Broadfin and the JW Parties.

10.2	Letter agreement, dated as of December 7, 2015, by and among QLT, Broadfin and the JW Parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

	By:	/s/ Glen Ibbott
	Name:	Glen Ibbott
	Title:	Senior Vice President, Finance and Chief Financial Officer

Date: December 11, 2015